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Supplement to Prospectus dated April 29, 1996

     Effective October 15, 1996, the Adviser has agreed to reduce the fees payable to it under the advisory agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total operating expenses exceed 1.30% of the average daily net assets of the Fund on a annualized basis. The 1.30% expense limitation will remain in effect indefinitely until removed by the Adviser.